Income taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income taxes
Income taxes

The components of the income tax provision are as follows:

Provision for income taxes	Year ended Dec. 31,
(in millions)	2017	2016	2015
Current taxes (benefits):
Federal	$(99)	$823	$551
Foreign	388	327	306
State and local	74	153	109
Total current tax expense	363	1,303	966
Deferred tax expense (benefit):
Federal	36	(75)	114
Foreign	14	(14)	(1)
State and local	83	(37)	(66)
Total deferred tax expense (benefit)	133	(126)	47
Provision for income taxes	$496	$1,177	$1,013

Due to the timing of the enactment and the complexity involved in applying the provisions of the U.S. tax legislation, we have calculated a reasonable estimate and recorded a provisional benefit of $710 million. The provisional benefit is based on a number of estimates and assumptions, including but not limited to our interpretation of the U.S. tax legislation and analysis of foreign earnings and profits. The provisional amount may change, possibly materially, based on additional guidance or analysis of the U.S. tax legislation and final foreign earnings and profits. In addition the filing of our 2017 income tax returns could impact the remeasurement of our deferred tax assets and liabilities; we expect to complete our analysis in the second half of 2018.

Income tax (benefit) expense	2017
(estimated in millions)
Remeasurement of net deferred tax liabilities	$(1,472)
Repatriation tax	723
Other items	39
Net income tax (benefit)	$(710)

The components of income before taxes are as follows:

Income before taxes	Year ended Dec. 31,
(in millions)	2017	2016	2015
Domestic	$2,699	$3,147	$2,698
Foreign	1,911	1,578	1,537
Income before taxes	$4,610	$4,725	$4,235

The components of our net deferred tax liability are as follows:

Net deferred tax liability	Dec. 31,
(in millions)	2017	2016
Depreciation and amortization	$1,960	$2,694
Repatriation	617	—
Lease financings	151	391
Pension obligation	283	184
Renewable energy investment	278	179
Equity investments	65	104
Employee benefits	(287)	(471)
Reserves not deducted for tax	(103)	(136)
Credit losses on loans	(55)	(100)
Securities valuation	11	(55)
Other assets	(85)	(101)
Other liabilities	186	162
Net deferred tax liability	$3,021	$2,851

As of Dec. 31, 2017, we have an available German net operating loss carryforward of $145 million with an indefinite life. We believe it is more likely than not that we will fully realize our deferred tax assets.

The U.S. tax legislation provides a one-time deemed repatriation tax on undistributed foreign earnings and profits (“repatriation tax”). In 2017, we recorded $723 million provisional repatriation tax. Management continues to evaluate the impact of the U.S. tax legislation on its foreign earnings and related repatriation tax. As of Dec. 31, 2017, we had approximately $200 million of earnings attributable to foreign subsidiaries that have been permanently reinvested abroad and for which no local distribution tax provision has been recorded. If these earnings were to be repatriated, the estimated tax liability as of Dec. 31, 2017 would be up to $40 million. The amount of foreign earnings considered permanently reinvested may change once our analysis is completed in the second half of 2018.

The statutory federal income tax rate is reconciled to our effective income tax rate below:

Effective tax rate	Year ended Dec. 31,
	2017	2016	2015
Federal rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	1.8	1.6	0.6
Foreign operations	(4.2)	(5.6)	(6.6)
Tax credits	(3.7)	(2.2)	(1.4)
Tax-exempt income	(1.9)	(1.8)	(2.5)
Leverage lease adjustment	(1.4)	(0.9)	(1.3)
Stock compensation	(1.1)	—	—
U.S. tax legislation	(13.3)	—	—
Other – net	(0.4)	(1.2)	0.1
Effective tax rate	10.8%	24.9%	23.9%

Unrecognized tax positions
(in millions)	2017	2016	2015
Beginning balance at Jan. 1, – gross	$146	$649	$669
Prior period tax positions:
Increases	20	8	13
Decreases	(4)	(40)	(21)
Current period tax positions	10	16	14
Settlements	(44)	(477)	(26)
Statute expiration	—	(10)	—
Ending balance at Dec. 31, – gross	$128	$146	$649

Our total tax reserves as of Dec. 31, 2017 were $128 million compared with $146 million at Dec. 31, 2016. If these tax reserves were unnecessary, $128 million would affect the effective tax rate in future periods. We recognize accrued interest and penalties, if applicable, related to income taxes in income tax expense. Included in the balance sheet at Dec. 31, 2017 is accrued interest, where applicable, of $17 million. The additional tax expense related to interest for the year ended Dec. 31, 2017 was $12 million, compared with $2 million for the year ended Dec. 31, 2016.

It is reasonably possible the total reserve for uncertain tax positions could decrease within the next 12 months by approximately $7 million as a result of adjustments related to tax years that are still subject to examination.

Our federal income tax returns are closed to examination through 2013. Our New York State, New York City and UK income tax returns are closed to examination through 2012.